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[GRAPHIC OMITTED]

                          EQUITY PARTNERS FUND, INC.

                     (Class A, Class B and Class C Shares)


                Prospectus & Application -- October 1, 1998, as supplemented through March 31, 1999


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This mutual fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice as to sales charge and fund expenses. (Refer to the section on sales charges and the attached Application.)

TABLE OF CONTENTS


Investment Summary .........................     1
Fees and Expenses of the Fund ..............     2
Investment Program .........................     3
The Fund's Net Asset Value .................     3
How to Buy Shares ..........................     4
How to Redeem Shares .......................     5
Telephone Transactions .....................     5
Sales Charges ..............................     6
Redemption Price ...........................     7
How to Choose the Class that is Right
   for You .................................     8
Dividends and Taxes ........................     8
Investment Advisor and Sub-Advisor .........     8
Financial Highlights .......................    10
Application ................................    A-1


Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

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   The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

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

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INVESTMENT SUMMARY

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Objectives and Strategies

      The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund's investment advisor and sub-advisor use a "flexible value" approach in choosing securities. With this approach, they try to find securities that are undervalued in the marketplace. In evaluating a security's potential, they also consider such factors as current and expected earnings, dividends, cash flows and asset values. The Advisors' strategy is distinctive because of their flexibility in selecting portfolio companies, which include traditional value stocks as well as high growth rate companies.

Risk Profile

      The Fund is best suited for investors who are willing to accept the risks and uncertainties of the stock markets in the hope of achieving above-average long-term capital appreciation. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. A risk associated with the "flexible value" approach is misjudging the value or the return potential of one or more securities and thereby underperforming the general equity market. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*
                          For years ended December 31,

                          1996                    1997

                         28.62%                  24.49%


--------------------------------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1997 through August 31, 1998, the year-to-date return for Class A Shares was -10.23%.


      During the 2-year period shown in the bar chart, the highest return for a quarter was 14.22% (quarter ended June 30, 1997) and the lowest return for a quarter was 0.34% (quarter ended December 31, 1997).

Average Annual Total Return (for periods ended December 31, 1997)

                                 Class A Shares(1)                 Class B Shares(1)           Class C Shares(1,2)        S&P 500(3)
                             ------------------------------   ------------------------------   -------------------       -----------
Past One Year ............        18.89%                           19.61%                            19.61%                33.36%
Since Inception ..........        23.75% (2/13/95)                 23.94% (2/13/95)                  23.94%                31.02%(4)

--------------------------------
1 These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
2 Performance information for the Class C Shares, which have not been offered prior to the date of this Prospectus, is expected to be similar to that of the Class B Shares. Performance will differ only to the extent that the Class C Shares do not have the same expenses.
3 The S&P 500 Composite is an unmanaged index that is a widely recognized benchmark of general market performance.
4  For the period from 1/31/95 through 12/31/97.

                                                                               1
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

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FEES AND EXPENSES OF THE FUND

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Transaction Expenses:
(fees paid directly from your investment)

                                                                      Class A          Class B           Class C
                                                                      Shares           Shares            Shares
                                                                      Initial         Deferred          Deferred
                                                                   Sales Charge     Sales Charge      Sales Charge
                                                                    Alternative      Alternative       Alternative
                                                                  --------------   --------------   ----------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ..........................         4.50%*          None             None
Maximum Deferred Sales Charge (Load) for purchases made before
 May 1, 1999 (as a percentage of original purchase price
 or redemption proceeds, whichever is lower) ..................         0.50%*          4.00%**          1.00%***
Maximum Deferred Sales Charge (Load) for purchases made on
 or after May 1, 1999 (as a percentage of original purchase
 price or redemption proceeds, whichever is lower) ............         1.00%*          4.00%**          1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends ....................................................         None            None             None
Redemption Fee ................................................         None            None             None
Exchange Fee ..................................................         None            None             None
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)
Management Fees ...............................................         0.83%           0.83%            0.83%
Distribution and/or Service (12b-1) Fees ......................         0.25%           0.75%            0.75%
Other Expenses (including a 0.25% shareholder servicing fee for
 Class B and Class C Shares) ..................................         0.15%           0.40%            0.40%
                                                                        ----           -----             ----
Total Annual Fund Operating Expenses ..........................         1.23%           1.98%            1.98%
                                                                        ====           =====             ====

-----------

* You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
** Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges -- How to Choose the Class that is Right for You.")
*** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expenses for Class C Shares, which have not been offered prior to the date of this Prospectus, are expected to be the same as those of the Class B Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year     3 Years     5 Years     10 Years
                                                            ------     -------     -------     --------
 Class A Shares ...........................................  $570        $823      $1,095      $1,872
 Class B Shares ...........................................  $613        $949      $1,300      $2,306
 Class C Shares ...........................................  $304        $621        N/A          N/A
You would pay the following expenses
  if you did not redeem your shares:
                                                            1 Year     3 Years     5 Years     10 Years
                                                             -----     -------     -------     --------
 Class A Shares ...........................................  $570        $823      $1,095      $1,872
 Class B Shares ...........................................  $201        $621      $1,068      $2,306
 Class C Shares ...........................................  $201        $621        N/A          N/A

2
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

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      The rules of the SEC require that the maximum sales charge be reflected in the foregoing table. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

INVESTMENT PROGRAM

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Investment Objective, Policies
and Risk Considerations

      The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

      The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting equity investments for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, the Advisors look for undervalued companies with strong financial characteristics and shareholder-oriented managements. In evaluating a security's potential, they also consider such factors as current and expected earnings, dividends, cash flows and asset values. As a result, the Advisors may select high growth rate stocks as well as traditional value stocks for the Fund's portfolio. The Advisors consider both the opportunity for gain and the risk of loss in making investments.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be volatile. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. A risk associated with the "flexible value" approach is misjudging the value or return potential of one or more securities and thereby underperforming the general equity market. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments and U.S. Government obligations, investments that would not ordinarily be consistent with the Fund's objectives. The Advisors would do so only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE

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      The following sections describe how to buy and redeem shares of the Fund.


      The price you pay or receive is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem shares of any of the classes, the price you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of each class is determined on each business day as of the close of

                                                                               3
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

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trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

      In valuing the Fund's assets, its investments are priced at their market value.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY SHARES

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      You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

4
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

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HOW TO REDEEM SHARES

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      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

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      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

                                                                               5
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SALES CHARGES

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Purchase Price

      The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                         Class A
                                      Sales Charge
                                         as % of
                                -------------------------
                                 Offering     Net Amount        Class B         Class C
Amount of Purchase                 Price       Invested      Sales Charge     Sales Charge
-----------------------------   ----------   ------------   --------------   -------------
Less than $ 50,000 ..........     4.50%          4.71%           None             None
$50,000  - $ 99,999 .........     3.50%          3.63%           None             None
$100,000 - $249,999 .........     2.50%          2.56%           None             None
$250,000 - $499,999 .........     2.00%          2.04%           None             None
$500,000 - $999,999 .........     1.50%          1.52%           None             None
$1,000,000 and over .........     None           None            None             None

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on sales charges on redemptions for details.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A or Class D shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Distributor, the Advisors and any broker-dealer authorized to sell shares of the Fund.

4)   If you are buying shares in any of the following types of accounts:

    (i)     A qualified retirement plan.

   (ii)     A Flag Investors fund payroll savings plan program.

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

      You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A, Class B or Class C Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned

6
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

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the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

--------------------------------------------------------------------------------

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                            Sales Charge as a Percentage of the Dollar Amount
                                            Subject to Charge
                          ------------------------------------------------------
                            Class A Sales      Class B Sales      Class C Sales
                           Charge (as % of    Charge (as % of    Charge (as % of
  Years Since Purchase      Cost or Value)     Cost or Value)    Cost or Value)
------------------------  -----------------  -----------------  ----------------
First ..................       1.00%*               4.00%              1.00%
Second .................       0.50%*               4.00%              None
Third ..................       None                 3.00%              None
Fourth .................       None                 3.00%              None
Fifth ..................       None                 2.00%              None
Sixth ..................       None                 1.00%              None
Thereafter .............       None                 None               None
--------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1,000,000 or more. For purchases of $1 million or more of Class A Shares made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired the shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their current market value.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.


2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.


3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver only applies if the annual withdrawals under your Plan are 12% or less of your share balance.


4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.


5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

                                                                               7
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

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HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU


--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

      If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of six years, the higher expenses continue for as long as you own your shares.

      In general, if you intend to invest more than $100,000 your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares. If you intend to buy less than $100,000 and expect to hold your shares for less than six years, your combined sales charges and expenses are lower with Class C Shares.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans

      The Fund pays your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee of 0.75% of average daily net assets of the respective class and an annual shareholder servicing fee of 0.25% of average daily net assets of the respective class. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends and to distribute taxable net capital gains on an annual basis.

Tax Treatment of Dividends and Distributions

      The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are ordinary income and capital gains distributions are taxed based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

      If you redeem shares of the Fund, you will be subject to tax on any gains you earn based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes.

INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $7.8 billion of net assets as of August 31, 1998. ABIM is a registered investment advisor with approximately $7.0 billion under management as of August 31, 1998.


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


      As compensation for its services for the fiscal year ended May 31, 1998, ICC received from the Fund a fee equal to 0.83% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.


      On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC and sub-advisory relationship with ABIM thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved, subject to shareholder approval, a new advisory agreement between ICC and the Fund and a new sub-advisory agreement among the Fund, ICC and ABIM in the event the merger is approved and completed. If the transaction is approved and completed, Deutsche Bank AG will control the operations of ICC and may be deemed to indirectly control ABIM. ICC and ABIM believe that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC and ABIM may not be able to continue to provide advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Lee S. Owen has been responsible for managing the Fund's assets since inception. Mr. Owen, who has 26 years' investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

                           Past Performance of ABIM
                          Annualized Rates of Return
                              Of Equity Accounts
                        For Periods Ended June 30, 1998


                              ABIM
                       Equity Accounts**     S&P 500***
                      -------------------   -----------
 3 Years* .........           33.4%             30.3%
 5 Years* .........           24.1%             23.1%
10 Years* .........           21.4%             18.6%

------------------------
  *   Annualized.
 ** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1998, such accounts totaled $3.3 billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Since January 1, 1993 composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted; that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts had a larger impact on the results than would have been the case if the results had been dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period were reduced by the highest management fees (0.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of such accounts.
***   Source: Capital Resource Advisors.

                         These results are unaudited.
                   Past results should not be interpreted as
                       indicative of future performance.

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Fund's financial statements for the Class A and Class B Shares, are included in the Statement of Additional Information, which is available upon request. The Class C Shares were not offered prior to the date of this Prospectus.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                          Class A Shares
                                                  ---------------------------------------------------------------
                                                                                                   For the
                                                                                                   Period
                                                                                                Feb. 13, 1995(1)
                                                           For the Year Ended May 31,               through
                                                  ---------------------------------------------     May 31,
                                                     1998           1997            1996             1995
                                                    --------     ---------        --------      --------------
Per Share Operating Performance:
 Net asset value at beginning of period ........    $  16.93      $  13.09         $ 10.77         $ 10.00
                                                    --------      --------         -------         -----------
Income from Investment Operations:
 Net investment income .........................        0.05          0.08            0.17            0.12
 Net realized and unrealized gain on
  investments ..................................        4.60          3.96            2.29            0.65
                                                    --------      --------         -------         -----------
 Total from Investment Operations ..............        4.65          4.04            2.46            0.77
Less Distributions:
 Net investment income and short-term gains.....       (0.10)        (0.13)          (0.14)             --
 Net realized mid-term and long-term gains .....       (0.19)        (0.07)             --              --
                                                    ---------     --------         -------         -------
 Total distributions ...........................       (0.29)        (0.20)          (0.14)             --
                                                    ---------     --------         -------         -------
 Net asset value at end of period ..............    $  21.29      $  16.93         $ 13.09          $10.77
                                                    =========     ========         =======         =======
Total Return ...................................       27.76%        31.17%          23.05%           7.70%
Ratios to Average Daily Net Assets:
 Expenses ......................................        1.24%         1.35%(2)        1.35%(2)        1.35%(2,4)
 Net investment income .........................        0.29%         0.61%(3)        1.52%(3)        3.74%(3,4)
Supplemental Data:
 Net assets at end of period (000) .............    $198,387      $113,030         $64,230         $38,612
 Portfolio turnover rate .......................        7.94%        17.60%           0.73%             --

                                                                           Class B Shares
                                                    -------------------------------------------------------------
                                                                                                      For the
                                                                                                       Period
                                                                                                   Feb. 13, 1995(1)
                                                           For the Year Ended May 31,                 through
                                                    ---------------------------------------------       May 31,
                                                      1998             1997            1996              1995
                                                    --------         -------         -------           -------
Per Share Operating Performance:
 Net asset value at beginning of period ........    $  16.84         $ 13.03          $10.75            $10.00
                                                    --------         -------          ------            ------
Income from Investment Operations:
 Net investment income .........................       (0.06)          (0.04)          0.07               0.07
 Net realized and unrealized gain on
  investments ..................................        4.54            3.96            2.31              0.68
                                                    --------         -------          ------            ------
 Total from Investment Operations ..............        4.48            3.92            2.38              0.75
Less Distributions:
 Net investment income and short-term gains.....       (0.03)          (0.04)          (0.10)               --
 Net realized mid-term and long-term gains .....       (0.19)          (0.07)             --                --
                                                    --------         -------          ------            ------
 Total distributions ...........................       (0.22)          (0.11)          (0.10)               --
                                                    --------         -------          ------            ------
 Net asset value at end of period ..............    $  21.10         $ 16.84          $13.03            $10.75
                                                    ========         ========         ======            ======
Total Return ...................................       26.81%          30.28%          22.17%             7.50%
Ratios to Average Daily Net Assets:
 Expenses ......................................        1.98%           2.10%(5)        2.10%(5)          2.10%(4,5)
 Net investment income .........................       (0.47)%         (0.16)%(6)       0.71%(6)          1.97%(4,6)
Supplemental Data:
 Net assets at end of period (000) .............     $37,046         $15,670          $5,302            $2,159
 Portfolio turnover rate .......................        7.94%          17.60%           0.73%               --


--------------------------------------------------------------------------------
(1) Commencement of operations.

(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%, 1.10%, and 1.33% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(4) Annualized.
(5) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(6) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29%, and (0.15%) (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.

10
--------------------------------------------------------------------------------

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag                    For assistance incompleting this
Investors Equity Partners                      Application please call:
Fund, Inc." and mail with                      1-800-553-8080, Monday through
this Application to:                           Friday, 8:30 a.m. to 5:30 p.m.
                                               (Eastern Time).
Flag Investors Funds
P.O. Box 419663                                To open an IRA account, please
Kansas City, MO 64141-6663                     call 1-800-767-3524 for an
Attn: Flag Investors Equity Partners           IRA information  kit.
Fund, Inc.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

 / / Class A Shares (4.5% maximum initial sales charge) in the amount of $------------------
 / / Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $------------------
 / / Class C Shares (1.0% maximum contingent deferred sales charge) in the amount of $------------------

                    Your Account Registration (Please Print)

Existing Account No., if any:           -------------

Individual or Joint Tenant                                    Gifts to Minors

------------------------------------------------------        ----------------------------------------------------------------------
First Name     Initial  Last Name                             Custodian's Name (only one allowed by law)

------------------------------------------------------        ----------------------------------------------------------------------
Social Security Number                                        Minor's Name (only one)

------------------------------------------------------        ------------------------------     -----------------------------------
Joint Tenant    Initial  Last Name                            Social Security Number of Minor    Minor's Date of Birth (Mo./Day/Yr.)

                                                              under the __________________ Uniform Gifts to Minors Act
                                                                        State of Residence

Corporations, Trusts, Partnerships, etc.                      Mailing Address

-------------------------------------------------------       ----------------------------------------------------------------------
Name of Corporation, Trust or Partnership                     Street

------------------     --------------------------------       ----------------------------------------------------------------------
Tax ID Number          Date of Trust                          City                                              State       Zip


-------------------------------------------------------       (   )
Name of Trustees (if to be included in the Registration)      ----------------------------------------------------------------------
                                                              Daytime Phone

-------------------------------------------------------
For the Benefit of

                           Letter of Intent (Optional)

/ / I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Equity Partners Fund, Inc., in an aggregate amount at least equal to:

/ / $50,000     / / $100,000     / / $250,000     / / $500,000    / / $1,000,000

                        Right of Accumulation (Optional)


List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify for reduced sales charges.


  Fund Name      Account No.            Owner's Name            Relationship
  ---------      -----------            ------------            ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

     Income Dividends                        Capital Gains
     / / Reinvested in additional shares     / / Reinvested in additional shares
     / / Paid in cash                        / / Paid in cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

/ / I authorize you as Agent for the Automatic Investing Plan to automatically invest $---------- in Class A Shares or $ ----- in Class B Shares or $---------- in Class C Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class

Subsequent Investments (check one): / / Monthly ($100 minimum per class)
/ / Quarterly ($250 minimum per class)                    Please attach a check.

----------------------------------------------    ----------------------------------------------------------------------------------
Bank Name                                         Depositor's Signature                                                Date

-----------------------------------------------   ----------------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any  Depositor's Signature (if joint acct., both must sign)                Date

                      Systematic Withdrawal Plan (Optional)

/ / Beginning the month of ----- , 19- please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $----- from Class A Shares and/or $ ---------- from Class B Shares and/or $---------- from Class C Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

                      Frequency (check one):   / / Monthly
                   / / Quarterly (January,, July and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/We do not want: / / Telephone redemption / / Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:
    Bank: _________________________     Bank Account No.: ______________________

 Address: _________________________    Bank Account Name: ______________________

          _________________________

                      Signature and Taxpayer Certification
--------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

/ / U.S. Citizen/Taxpayer:
    / / I certify that (1) the number shown above on this form is the correct
        Tax ID Number and (2) I am not subject to any backup withholding because
        (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).
/ / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: -------------------------
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

-------------------------------     ----------------------------------------------------------------------
Signature  Date                      Signature (if joint acct., both must sign)                       Date
----------------------------------------------------------------------------------------------------------

------------------------------
     For Dealer Use Only
------------------------------

Dealer's Name:    ----------------------- Dealer Code: -------------------------
Dealer's Address: ----------------------- Branch Code: -------------------------
                  -----------------------
Representative:   ----------------------- Rep. No.:    -------------------------

--------------------------------------------------------------------------------

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                     (Class A, Class B and Class C Shares)





                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202




               Sub-Advisor                           Distributor
         ALEX. BROWN INVESTMENT                ICC DISTRIBUTORS, INC.
               MANAGEMENT                        Two Portland Square
            One South Street                    Portland, Maine 04101
        Baltimore, Maryland 21202

             Transfer Agent                    Independent Accountants
    INVESTMENT COMPANY CAPITAL CORP.         PRICEWATERHOUSECOOPERS LLP
            One South Street                    250 West Pratt Street
        Baltimore, Maryland 21202             Baltimore, Maryland 21201
             1-800-553-8080

                Custodian                           Fund Counsel
          BANKERS TRUST COMPANY              MORGAN, LEWIS & BOCKIUS LLP
           130 Liberty Street                    1701 Market Street
        New York, New York 10006          Philadelphia, Pennsylvania 19103









--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


  In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

  For other shareholder inquiries, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.




                                 Investment Company Act File No. 811-8886
--------------------------------------------------------------------------------


                                                                           EPPRS
                                                                            4/99

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           EQUITY PARTNERS FUND, INC.
                             (Institutional Shares)

                 Prospectus & Application -- October 1, 1998, as supplemented through March 31, 1999

--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of BT Alex. Brown Incorporated on behalf of their clients.

TABLE OF CONTENTS

                                        Page
                                        ---
Investment Summary ..................     1
Fees and Expenses of the
   Institutional Shares .............     2
Investment Program ..................     2
The Fund's Net Asset Value ..........     3
How to Buy Institutional Shares .....     3
How to Redeem Institutional
   Shares ...........................     4
Telephone Transactions ..............     4
Dividends and Taxes .................     4
Investment Advisor and
   Sub-Advisor ......................     4
Financial Highlights ................     6
Application .........................   A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

--------------------------------------------------------------------------------
  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund's investment advisor and sub-advisor use a "flexible value" approach in choosing securities. With this approach, they try to find securities that are undervalued in the marketplace. In evaluating a security's potential, they also consider such factors as current and expected earnings, dividends, cash flows and asset values. The Advisors' strategy is distinctive because of their flexibility in selecting portfolio companies, which include traditional value stocks as well as high growth rate companies.


Risk Profile

     The Fund is best suited for investors who are willing to accept the risks and uncertainties of the stock markets in the hope of achieving above-average long-term capital appreciation. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. A risk associated with the "flexible value" approach is misjudging the value or return potential of one or more securities and thereby underperforming the general equity market. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any government agency.


Fund Performance

     The following bar chart and table show the performance of the Institutional Shares for the calendar year ended December 31, 1997 and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                              Institutional Shares*
                      For the year ended December 31, 1997

                                     23.43%
                                    -------
                                      1997

-----------
* For the period from December 31, 1997 through August 31, 1998, the year-to-date return for the Institutional Shares was -10.23%.

     During the 1-year period shown in the bar chart, the highest return for a quarter was 14.28% (quarter ended June 30, 1997) and the lowest return for a quarter was 0.39% (quarter ended December 31, 1997).


Average Annual Total Return (for the period ended December 31, 1997)

                                Institutional Shares(1)        S&P 500(2)
                             ------------------------------   -----------
Past One Year ............        23.43%                      33.36%
Since Inception ..........        24.01% (2/12/96)            27.20%(3)

-------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500 Composite is an unmanaged index that is a widely recognized benchmark of general market performance.
(3)  For the period from 1/31/96 through 12/31/97.

                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases ............................    None
Maximum Deferred Sales Charge (Load) ........................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................    None
Redemption Fee ..............................................................    None
Exchange Fee ................................................................    None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .............................................................    0.83%
Distribution and/or Service (12b-1) Fees ....................................    None
Other Expenses ..............................................................    0.15%
                                                                                 ----
Total Annual Fund Operating Expenses ........................................    0.98%
                                                                                 ====

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                   1 Year     3 Years     5 Years     10 Years
                                  --------   ---------   ---------   ---------
Institutional Shares ..........     $100       $312        $542        $1,201

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies
and Risk Considerations

     The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

     The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (Refer to the sections on Investment Advisor and Sub-Advisor.) In selecting equity investments for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, the Advisors look for undervalued companies with strong financial characteristics and shareholder-oriented managements. In evaluating a security's potential, they also consider such factors as current and expected earnings, dividends, cash flows and asset values. As a result, the Advisors may select high growth rate stocks as well as traditional value stocks for the Fund's portfolio. The Advisors consider both the opportunity for gain and the risk of loss in making investments.

     An investment in the Fund involves risk. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be volatile. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. As with any investment approach, the Advisors' "flexible value" strategy will, at times, perform better than or worse than other investment styles and the overall market. A risk associated with the "flexible value" approach is misjudging the value or return potential of one or more securities and thereby underperforming the general equity market. There can be no guarantee that the Fund will achieve its goals.

     To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments and U.S. Government obligations, investments that would not ordinarily be consistent with the Fund's objectives. The Advisors would do so only if they believed the risk of loss outweighed the opportunity for gain.


2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

     The following sections describe how to buy and redeem Institutional Shares of the Fund.

     The price you pay or receive is based on the Fund's net asset value per share. The net asset value per share of each class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

     In valuing the Fund's assets, its investments are priced at their market value.

     You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     You may buy Institutional Shares if you are any of the following:

     o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

     o    A defined contribution plan with assets of at least $75 million.

     o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

     You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

     Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


Investment Minimums

     If you are an eligible institution, your initial investment must be at least $500,000.

     The following are exceptions to the $500,000 minimum initial investment:

     o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown purchasing shares for the accounts of its investment advisory clients.

     o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

     o The minimum initial investment for all other qualified retirement plans is $1 million.

     There are no minimums for subsequent investments.


                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Purchases by Exchange

     You may exchange Institutional Shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

     You may redeem any Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

     Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

     If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

     If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

     During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by express mail or facsimilie.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

     The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends and to distribute taxable net capital gains on an annual basis.


Tax Treatment of Dividends and Distributions

     The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are ordinary income and capital gains distributions are taxed based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

     If you redeem shares of the Fund, you will be subject to tax on any gains you earn based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes.


INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

     Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $7.8 billion of net assets as of


4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

August 31, 1998. ABIM is a registered investment advisor with approximately $7.0 billion under management as of August 31, 1998.

     ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

     As compensation for its services for the fiscal year ended May 31, 1998, ICC received from the Fund a fee equal to 0.83% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

     On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC, and sub-advisory relationship with ABIM thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved, subject to shareholder approval, a new advisory agreement between ICC and the Fund, and a new sub-advisory agreement among the Fund, ICC and ABIM in the event the merger is approved and completed. If the transaction is approved and completed, Deutsche Bank AG will control the operations of ICC and may be deemed to indirectly control ABIM. ICC and ABIM believe that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

     On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the SEC, ICC and ABIM may not be able to continue to provide advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.


Portfolio Manager

     Lee S. Owen has been responsible for managing the Fund's assets since inception. Mr. Owen, who has 26 years of investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

                            Past Performance of ABIM
                           Annualized Rates of Return
                               Of Equity Accounts
                         For Periods Ended June 30, 1998


                              ABIM
                       Equity Accounts**     S&P 500***
                      -------------------   -----------
 3 Years* .........           33.4%             30.3%
 5 Years* .........           24.1%             23.1%
10 Years* .........           21.4%             18.6%

---------
*    Annualized.

** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1998, such accounts totaled $3.3 billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Since January 1, 1993 composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted; that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts had a larger impact on the results than would have been the case if the results had been dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period were reduced by the highest management fees (0.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of such accounts.


***  Source: Capital Resource Advisors.


                          These results are unaudited.
                    Past results should not be interpreted as
                        indicative of future performance.

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand L.L.P.), whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                           Institutional Shares
                                                             ------------------------------------------------
                                                                                              For the Period
                                                                     For the Year            Feb. 12, 1996(1)
                                                                    Ended May 31,                 through
                                                                 1998          1997            May 31, 1996
                                                               -------       --------        ----------------
Per Share Operating Performance:
 Net asset value at beginning of period ..................     $ 16.94       $  13.10            $ 12.72
                                                               -------       --------            -------

Income from Investment Operations:
 Net investment income ...................................        0.10           0.14               0.04
 Net realized and unrealized gain on investments .........        4.59           3.95               0.34
                                                               -------       --------            -------
 Total from Investment Operations ........................        4.69           4.09               0.38

Less Distributions:
 Net investment income and short-term gains ..............       (0.14)         (0.18)                --
 Net realized mid-term and long-term gains ...............       (0.19)         (0.07)                --
                                                               -------       --------           --------
 Total distributions .....................................       (0.33)         (0.25)                --
                                                               -------       --------           --------
 Net asset value at end of period ........................     $ 21.32       $  16.94           $  13.10
                                                               =======       =========          ========
Total Return .............................................       28.14%         31.58%              3.23%
Ratios to Average Daily Net Assets:
 Expenses ................................................        0.98%          1.10%(2)           1.10%(2,4)
 Net investment income ...................................        0.54%          0.81%(3)           1.20%(3,4)

Supplemental Data:
 Net assets at end of period (000) .......................     $94,354       $ 42,115           $  4,235
 Portfolio turnover rate .................................        7.94%         17.60%              0.73%

--------------------------------------------------------------------------------
(1)  Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.55% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70%, and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4)  Annualized.


6
--------------------------------------------------------------------------------

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight carrier to:          For assistance in completing this Application please call:
  Flag Investors Funds                                       1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m.
  330 West Ninth Street, First Floor                         (Eastern Time).
  Kansas City, MO 64105
  Attn: Flag Investors Equity Partners Fund, Inc.

If you are paying by check, make check payable to "Flag Investors Equity
Partners Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
------------------------------------------------------------------------------------------------------------------------------------
                                              Your Account Registration (Please Print)


Name on Account                                                       Mailing Address

--------------------------------------------------------------        --------------------------------------------------------------
Name of Corporation, Trust or Partnership                             Name of Individual to Receive Correspondence

--------------------------------------------------------------        --------------------------------------------------------------
Tax ID Number                                                         Street

[_] Corporation [_] Partnership [_] Trust                             --------------------------------------------------------------
                                                                      City                           State                   Zip
[_] Non-Profit or Charitable Organization [_] Other __________        (    )
                                                                      --------------------------------------------------------------
If a Trust, please provide the following:                             Daytime Phone

------------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                          For the Benefit of

------------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                                                         Initial Investment

Indicate the amount to be invested and the method of payment:
___ A. By Mail: Enclosed is a check in the amount of $_________ payable to Flag Investors Equity Partners Fund, Inc.
___ B. By Wire: A bank wire in the amount of $_________ has been sent from ________________  _______________________________________
                                                                             Name of Bank             Wire Control Number

  Wire Instructions

     Follow the instructions below to arrange for a wire transfer for initial investment:
     o    Send completed Application by overnight carrier to BT Alex. Brown Incorporated Investors Funds at the address listed above.
     o    Call 1-800-553-8080 to obtain new investor's Fund account number.
     o    Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
          IFTC
          a/c Flag Investors Funds
          Acct. #7528353
          ABA #1010-0362-1
          Kansas City, Missouri 64105
     Please include the following information in the wire:
     o    Flag Investors Equity Partners Fund, Inc. -- Institutional Shares
     o    The amount to be invested
     o    "For further credit to ________________________________."
                                 (Investor's Fund Account Number)


                                                        Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

          Income Dividends                                               Capital Gains
          [_] Reinvested in additional shares                            [_] Reinvested in additional shares
          [_] Paid in cash                                               [_] Paid in cash

                                                       Telephone Transactions


I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges
(with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

    No, I do not want:           [_] Telephone redemption privileges           [_] Telephone exchange privileges

                       Redemptions effected by telephone will be wired to the bank account designated below.

                                                      Bank Account Designation
                                                  (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

------------------------------------------------------------------------------------------------------------------------------------
Name of Bank                                                     Branch

------------------------------------------------------------------------------------------------------------------------------------
Bank Address                                                     City/State/Zip

------------------------------------------------------------------------------------------------------------------------------------
Name(s) on Account

------------------------------------------------------------------------------------------------------------------------------------
Account Number                                                   A.B.A. Number


                                                Signature and Taxpayer Certification

------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[_] U.S. Citizen/Taxpayer:
     [_]  I certify that (1) the number shown above on this form is the correct Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
          Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
          (c) the IRS has notified me that I am no longer subject to backup withholding.
     [_]  If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if
          I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the
          Transfer Agent at 800-553-8080).
[_]  Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: ___________________________________________________
Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the
Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus.
------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                         Date

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                         Date


                                            Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any __________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.


-------------------------------------------------------------    -------------------------------------------------------------------
Name/Title                                                       Signature                                    Date


-------------------------------------------------------------    -------------------------------------------------------------------
Name/Title                                                       Signature                                    Date


-------------------------------------------------------------    -------------------------------------------------------------------
Name/Title                                                       Signature                                    Date


-------------------------------------------------------------    -------------------------------------------------------------------
Name/Title                                                       Signature                                    Date


The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC")
may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of
ICC.

*    If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of
     Authorized Persons indicated in this space.


                                                      Certificate of Authority


Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED
ASSOCIATIONS (With a Board of Directors or Board of Trustees.) I ___________________ , Secretary of the above-named investor, do hereby certify that at a meeting on ---------- , at which a quorum was present throughout, the Board of Directors (Board of
Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur, and (4) authorized the Secretary to certify that such resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.
Witness my hand and seal on behalf of the investor. This ___day of _____________, 199_ Secretary _________________________________
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.


------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                           Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)
The undersigned certify that they are the general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust agreement: (1) empowered the general partner/trustee executing this
Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

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Signature and title                                                                                           Date

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Signature and title                                                                                           Date

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

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                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                             (Institutional Shares)





                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202




          Sub-Advisor                                     Distributor
    ALEX. BROWN INVESTMENT                         ICC DISTRIBUTORS, INC.
          MANAGEMENT                                Two Portland Square
       One South Street                            Portland, Maine 04101
   Baltimore, Maryland 21202



         Transfer Agent                           Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                PRICEWATERHOUSECOOPERS LLP
        One South Street                           250 West Pratt Street
    Baltimore, Maryland 21202                    Baltimore, Maryland 21201
         1-800-553-8080



           Custodian                                    Fund Counsel
    BANKERS TRUST COMPANY                        MORGAN, LEWIS & BOCKIUS LLP
     130 Liberty Street                              1701 Market Street
  New York, New York 10006                    Philadelphia, Pennsylvania 19103



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You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.






                                      Investment Company Act File No. 811-8886


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